Exhibit 10.12(j)

AMENDMENT NO. 2 TO TERM LOAN AGREEMENT
AND
EXTENSION REQUEST

This AMENDMENT NO. 2 dated as of August 19, 1997 (this "Amendment"), to that certain Term Loan Agreement (as hereinafter defined) is made among Jefferson Smurfit Finance Corporation ("Finco"), Bank Brussels Lambert, New York Branch as the Term Bank (the "Term Bank") and Jefferson Smurfit Corporation (U.S.) as the Servicer (the "Servicer").

	W I T N E S S E T H:

WHEREAS, on February 23, 1995, Finco and the Term Bank entered into that certain Term Loan Agreement, as amended by the First
Omnibus Amendment, dated as of March 31, 1996 (as amended, the
"Term Loan Agreement");

 	WHEREAS, the Term Loan Agreement currently provides that Finco must give notice to the Term Bank no more than ninety days and no less than sixty days prior to any anniversary of the Effective Date of its desire to extend the Scheduled Term Loan Payout Commencement Date ("Extension Request");

WHEREAS, Finco desires to amend the Term Loan Agreement to provide that Finco may make an Extension Request not less than thirty days prior to any anniversary of the Effective Date;

WHEREAS, Finco desires to make an Extension Request pursuant to this Amendment to extend the Scheduled Term Loan Payout
Commencement Date by twenty-four (24) additional months.

NOW THEREFORE, in consideration of the premises and the terms and covenants contained herein, the receipt and sufficiency of which consideration is hereby acknowledged, the parties hereto agree as follows:

1.	Definitions.   Capitalized terms used but not defined
herein shall have the meanings ascribed to such terms in the Term
Loan Agreement.

2. 	Amendment to Term Loan Agreement.  The parties hereto
agree to amend the Term Loan Agreement as set forth in this Section
2.

2.06	Termination, Reduction and Renewal of Commitments.
Section 2.06(a) is hereby amended as follows:

Not less than thirty days prior to the fourth anniversary of the Effective Date, and (if and when applicable) not less than thirty days prior to any successive anniversary of the Effective Date, Finco may notify the Term Bank in writing of its request (each such request, an "Extension Request") to extend the then effective Scheduled Term Loan Payout Commencement Date by one additional year (provided that Finco may make an Extension Request for two additional years pursuant to this Amendment), and the Term Bank shall notify Finco in writing whether it agrees to such extension not later than thirty days after the receipt of such Extension
Request. If the Term Bank fails to respond to an Extension Request, it shall be deemed to constitute a denial of such Extension Request and the Scheduled Term
Loan Payout Commencement Date shall not be extended.

3.	Extension Request.  Pursuant to Section 2.06(a) of the
Term Loan Agreement, Finco hereby notifies the Term Bank of its request to extend the Scheduled Term Loan Payout Commencement Date by two additional years so that the Scheduled Term Loan Payout Commencement Date will be the Settlement Date which occurs not more than three calendar months nor less than two calendar months before the eighty-fourth (84th) month following the Effective Date, as such date may be extended pursuant to Section 2.06 of the Term Loan Agreement; provided, however, the Scheduled Term Loan Payout Commencement Date shall in no event be extended beyond the Scheduled Liquidation Commencement Date.

4.	Representations and Warranties of Finco.  In order to
induce the Term Bank and the Servicer to enter into this Amendment and to amend the Term Loan Agreement in the manner provided herein, Finco represents and warrants to the Term Bank and the Servicer that (i) all of the representations and warranties contained in the Term Loan Agreement are true and correct in all material respects as of the date hereof except to the extent such representations and warranties relate to an earlier date, in which case they are true as of such date, (ii) no Liquidation Event or Unmatured Liquidation Event exists, (iii) Finco has all requisite corporate power and authority to enter into this Amendment and the Term Loan Agreement as amended hereby and to perform its obligations thereunder, (iv) the execution, delivery and performance of this Amendment and the Term Loan Agreement as amended hereby have been duly and effectively authorized by all necessary corporate action on the part of Finco, (v) the execution, delivery and performance of this Amendment and the Term Loan Agreement as amended hereby will not violate any charter, by-law or contract provision, or any license, franchise or permit, law, statute, regulation order or decree applicable to Finco, (vi) the execution, delivery and performance of this Amendment and the Term Loan Agreement as amended hereby will not conflict with, result in a breach of the Term Loan Agreement or constitute (with due notice or lapse of time or both) a default by Finco under the Term Loan or result or require the creation of or imposition of any lien upon any of the properties or assets of Finco (other than liens created pursuant to the Liquidity Agreement), (vii) no order, decree or judgment of or in any court of competent jurisdiction makes the execution, delivery or performance of this Amendment or the Term Loan Agreement as amended hereby illegal and no action, suit, or proceeding shall be pending, or threatened or any investigation by any governmental or regulatory authority shall have been commenced which could result in any such order, decree or judgment. and (viii) no authorization, consent, or approval of, or filing with, any public body or authority of the United States or any State thereof which has not already been made or obtained is required for the execution, delivery or performance of this Amendment or the Term Loan Agreement as amended hereby and no authorization, consent or approval of any third party, which has not been obtained, is required with respect thereto.

5.	Additional Deliveries.  As conditions precedent to the
effectiveness of this Amendment, Finco shall deliver to the Term Bank and the Servicer a copy of the resolutions duly adopted by the Board of Directors of Finco, certified by the Secretary or Assistant Secretary of Finco, authorizing the matters contemplated hereby and execution of this Amendment.

6.	Effect of Amendment.  Execution of this Amendment by the
Term Bank and the Servicer shall not operate as a waiver of (i) any other right, power or remedy of the Term Bank or the Servicer under the Term Loan Agreement, or (ii) any Liquidation Event under the Liquidity Agreement, or (iii) any default of Finco under the Term Loan Agreement.

7.	Fees, Costs and Expenses.  The provisions of subsection
9.07 of the Term Loan Agreement are hereby incorporated by reference as if fully set forth herein and made applicable to this Amendment.

8.	Execution in Counterparts.  This Amendment may be
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together
shall constitute one and the same agreement.   This Amendment shall
become effective as of the date first above written upon receipt by the Term Bank and the Servicer of counterparts hereof duly executed by Finco, the Term Bank and the Servicer.

9. 	Headings.  Headings used in this Amendment are for
convenience of reference only and shall not affect the construction of this Amendment.

10.	Reaffirmation of Term Loan Agreement.  The parties hereto
agree and acknowledge that nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Term Loan Agreement other than as expressly set forth herein and further agree and acknowledge that the Term Loan Agreement remains and continues in full force and effect and is hereby ratified and reaffirmed in all respects. No delay on the part of the Term Bank or the Servicer in exercising any of their respective rights, remedies, powers and privileges under the Term Loan Agreement or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with the Term Loan Agreement.

11.	Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS OF THE STATE OF NEW YORK).

	[Balance of page intentionally left blank.  Signature pages follow]


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written by their duly authorized representatives.


JEFFERSON SMURFIT FINANCE CORPORATION

By:______________________________________
Name:____________________________________
Title:___________________________________


JEFFERSON SMURFIT CORPORATION (U.S.),
as Servicer

By:______________________________________
Name:___________________________________
Title:___________________________________


BANK BRUSSELS LAMBERT, NEW YORK
BRANCH, as Term Bank

By:______________________________________
Name:____________________________________
Title:___________________________________